Contract Asset	12 Months Ended
Mar. 31, 2026
Contract Asset [Abstract]
Contract asset
6	Contract asset

	As of March 31,
	2025	2026	2026
	S$	S$	US$

Balance - beginning of the year	69,193	160,549	124,522
Amounts billed and reclassified to accounts receivable	(128,531)	(327,867)	(254,294)
Revenue recognized that was not yet billed	219,887	215,941	167,484
Balance – end of the year	160,549	48,623	37,712

Contract asset represents revenue recognized for goods or services transferred to the customer for which the Company does not yet have an unconditional right to consideration. These amounts are expected to be billed and collected within the next 12 months.

As of March 31, 2025, S$180,597 previously presented within contract assets, representing goods delivered to customer sites but pending installation, has been reclassified to inventories, net, to conform to the current year’s presentation, refer to Note 2, Reclassification.